EXHIBIT 10.4

                          BEN & JERRY'S HOMEMADE, INC.

                      NON-STATUTORY STOCK OPTION AGREEMENT

                               [Follows 1995 Plan]

1.       GRANT OF OPTION

         Ben & Jerry's Homemade, Inc. ("Ben & Jerry's" or the "Company"), a Vermont corporation, hereby, by action of the Compensation Committee of the Board of Directors of the Company, grants to Rivington Fields Hight, Jr. an employee of the Company (the "Employee" or a "Participant"), an option to purchase 3,000 shares of Class A Common Stock of the Company, $.033 par value ("Common Stock" or "Stock") (hereinafter referred to as the "Option"), at a price of $28.06 per share, which is not less than the fair market value, purchasable as set forth in and subject to the terms and conditions of this Stock Option Agreement (the "Agreement"). The Option is intended to be a non-statutory stock option. The date of grant of the Option is July 1, 1999 (hereinafter referred to as the "Grant Date"). The term "Award" shall also include the Option.

2.       THE COMMITTEE

         The Option shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), which shall have all of the powers here that it has under the Ben & Jerry's 1995 Equity Incentive Plan, as if such powers were set forth in full herein.

         In granting the Option, the Committee has determined that the Option will advance the interests of Ben & Jerry's by enhancing its ability to (a) attract and/or retain an employee who is in a position to make significant contributions to the success of the Company and its subsidiaries and (b) encourage this Employee to take into account the long-term interests of the Company through ownership of shares of the Company's Stock.

3.       EXERCISE OF OPTION

         Except as otherwise provided in this Agreement, this Option may be exercised prior to July 1, 2009 (the "Expiration Date") as follows: said Option being exercisable over a four year period, with 25% of the Option vesting at the end of the first year anniversary of the grant date and with 1/48 of the Option vesting at the close of each month thereafter, commencing with the month of August 2000, such that the Option for 3,000 Shares would be fully vested on July 31, 2003.

         4.       SHARES OF STOCK

         Stock delivered under this Agreement may be either authorized but un-issued or previously issued stock acquired by the Company and held in the Treasury. No fractional shares of stock will be delivered under this Agreement.

5.       INTENTIONALLY DELETED.

6.       TYPES OF AWARDS

         6.1. Option

         Subsections (a) and (b) intentionally left blank.

                  (c) Duration of Option. The latest date (the Expiration Date") on which the Option may be exercised will be the tenth anniversary of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

                  (d) Exercise of Option. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. If desired, the Committee may provide for vesting prior to the date the option becomes exercisable.

                  Any exercise of the Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by
         (1) any documents required by the Committee and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

                  (e) Payment for Stock. Stock purchased on exercise of the Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, or (2) through the delivery of shares of Stock (which in the case of Shares acquired from the Company have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (4) if so permitted by this instrument (or by the Committee on or after the grant of the Option), by delivery of a promissory note by the Option holder to the Company, payable on such terms as are specified by the Committee, or (5) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid in cash. In the event that payment of the Option price is made under (2) above, the Committee may provide that the Option holder be granted an additional Option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of Stock on the date of surrender.

                  (f) Discretionary Payments. If the market price of shares of Stock subject to the Option exceeds the exercise price of the Option at the time of its exercise, the Committee may cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid. The Committee may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Committee.

         Sections 6.2 - 6.6 intentionally left blank.

7.   EVENTS AFFECTING OUTSTANDING AWARDS

          7.1. Death and Total or Permanent Disability.

         Except as otherwise provided by the Committee, if a Participant dies or is totally or permanently disabled as determined by the Committee, the following will apply:

                  (a) All Options held by the Participant immediately prior to death or total or permanent disability, as the case may be, shall, if not then exercisable, be accelerated and become exercisable at such time and then all options so held by the Participant may be exercised by the Participant's executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution or the Participant's guardian, at any time within the one year period ending with the first anniversary of the Participant's death, or total or permanent disability, as the case may be (or such longer period as the Committee may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Committee, the Option held by the Participant immediately prior to death or total permanent disability, as the case may be, to the extent it is not then exercisable shall terminate at the date of death or total or permanent disability as the case may be.

                  (b)  Intentionally left blank.

                  (c)  Intentionally left blank.

          7.2. Termination of Service (Other Than By Death or Disability).

         If a Participant who is an Employee ceases to be an Employee for any reason other than death or total or permanent disability, as the case may be, or if there is a termination (other than by reason of death or total or permanent disability, as the case may be) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being herein referred to as a "Status Change"), the following will apply:

                  (a) Except as otherwise determined by the Committee, all Options held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Committee may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change. If the Status Change results from a discharge for cause (gross negligence or acts done with a malicious intent, as determined by the Committee), all Awards will terminate if the Committee so determines in its discretion either before or after such termination of employment. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

                  (b)  Intentionally left blank.

                  (c)  Intentionally left blank.

         7.3  A Change in Control Provision

         As used herein, a Change in Control and related definitions shall have the meanings as set forth in Section 7.3 C below.

         Immediately prior to the occurrence of a Change in Control:

                  (a) Each Option shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

                  (b)  Intentionally left blank.

                  In addition to the foregoing and Section 6.1(d), the Committee may at any time prior to or after a Change in Control accelerate the exercisability of any Options.

         7.3 B Certain Corporate Transactions

                  (a) In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the complete liquidation of the Company or the sale or transfer of substantially all of the Company's assets (a "Covered Transaction"), all outstanding options will terminate as of the effective date of the Covered Transaction, provided that at least twenty (20) days prior to the effective date of any such merger, consolidation, liquidation or sale of assets, but subject to Paragraphs
         (c) and (d) below,  the Committee  shall make all  outstanding  Options exercisable immediately prior to consummation of such Covered Transaction (to the extent that such Options are not exercisable immediately prior to the consummation of the Covered Transaction pursuant to Section 7.3A).

                  (b)  Intentionally left blank.

                  (c) If an outstanding Option is subject to performance or other conditions (other than conditions relating the mere passage of time and continued employment) which will not have been satisfied at the time of the Covered Transaction the Committee may, in its sole discretion, remove such conditions. If it does not do so however, such Option or Other Award will terminate, because the conditions have not been satisfied, as of the date of the Covered Transaction notwithstanding Paragraph (a) and (b) above.

                  (d) With respect to an outstanding Option or Other Award held by the Participant who, following the Covered Transaction, will be employed by a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the committee may, in lieu of the action of the Committee described in
         Paragraphs (a) or (b) above or in addition to any Option being exercisable immediately prior to consummation of the Covered Transaction pursuant to Section 7.3A above, arrange to have such surviving or acquiring corporation or affiliate assume the Option or Other Award or grant to the Participant a replacement or substitute Option or other Award on such terms as the Committee approves.

         7.3 C Change in Control and Related Definitions

         A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or

                  (b) during any period of not more than two consecutive years (not including any period prior to December 31, 1996), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Clause (a), (c), or (d) of Section 7.3 C) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than:

                           (1) a merger or  consolidation  which would result in
                  the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) 60% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                           (2) a merger or consolidation effected to implement a
                  recapitalization of the Company (or similar transaction) in which no person acquires 35% or more of the combined voting power of the Company's then outstanding securities;

                  (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

                  Notwithstanding the foregoing provisions of this Section 7.3C, a "Change in Control" will not be deemed to have occurred solely because of (i) the ownership or acquisition of securities of the Company (or any reporting requirement under the Securities Exchange Act of 1934 relating thereto) by an employee benefit plan maintained by the Company for the benefit of employees or by ownership or acquisition (whether accomplished by merger, consolidation, purchase or otherwise) by any of Ben Cohen, Jerry Greenfield, Jeffrey Furman and Perry Odak or their "affiliates" or "associates" (as such terms are defined in Rule 12b-2 under the Act) or members of their families (or trusts for their benefit) or charitable trusts established by any of them and/or other related management group.

                  In the foregoing provisions of this Section 7.3, the following terms shall have the meanings set forth below:

         "Person" shall have the meaning given in Section 3 (a) (9) of the Securities Exchange Act of 1934, as modified and used in Sections 13 9D and 14(d) thereof; however, a Person shall not include:

                  (1) the Company or any controlled subsidiary of the Company;

                  (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; or,

                  (3)  a  corporation   or  other  entity  owned,   directly  or
         indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of
1934 as amended from time to time.

8.       GENERAL PROVISIONS

         8.1. Documentation of Awards.

         Awards will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

         8.2. Rights as a Stockholder, Dividend Equivalents.

         Except as specifically provided by this Agreement, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by this Agreement or the instrument evidencing the Award, upon actual receipt of Stock. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

         8.3. Conditions on Delivery of Stock.

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under this Agreement (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         8.4. Tax Withholding.

         The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

         8.5. Nontransferability of Awards.

         No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

         8.6. Adjustments in the Event of Certain Transactions.

                  (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of this Agreement, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under
         Section 4 above.

                  (b) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of this Agreement.

         8.7. Employment Rights, Etc.

         Neither the execution of this Agreement nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

         8.8. Deferral of Payments.

         The Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

         8.9. Past Services as Consideration.

         Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Committee may determine that such price has been satisfied by past services rendered by the Participant.

         8.10. Fair Market Value.

         For purposes of this Agreement, fair market value of a share of Stock on any date will be the closing price in the over-the-counter market with respect to such Stock, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use; or, if on any such date such Stock is not quoted by any such organization, the average of the closing bid and asked prices with respect to such Stock, as furnished by a professional market maker making a market in such Stock selected by the Committee; or if such prices are not available, the fair market value of such Stock as of such date as determined in good faith by the Committee; or, where necessary, in order to achieve the intended Federal income tax result, the value of a share of Stock as determined by the Committee in accordance with the applicable provisions of the Code.

9.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

         Neither the execution of this Agreement nor the grant of Awards to the Participant will affect the Company's right to grant to such Participant cash or Stock awards that are not subject to this Agreement, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock be issued to Employees. The Committee may at any time discontinue granting Awards under the Plan.

         The Committee may at any time or times amend this Agreement for any purpose which may at the time be permitted by law, or may at any time terminate this Agreement, provided that no amendment or termination of this Agreement may adversely affect the rights of the Participant (without the Participant's consent).

         IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and delivered as of the date first above written.